EXHIBIT 99.2
                                                                    ------------
                        PAYLESS SHOESOURCE FINANCE, INC.

                               SECOND AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                  This SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of July 8, 2003 (this "AMENDMENT") is entered into by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), PAYLESS SHOESOURCE, INC., a Delaware corporation ("PARENT"), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto, GOLDMAN SACHS CREDIT PARTNERS L.P., as sole Lead Arranger and as sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), BANK ONE, NA, with its main office in Chicago, Illinois, as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent, and the CREDIT SUPPORT PARTIES listed on the signature pages hereto, and is made with reference to that certain Credit and Guaranty Agreement, dated as of April 17, 2000, as amended (the "CREDIT AGREEMENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

                  WHEREAS, Parent and Company have requested that Requisite Lenders agree to make amendments to certain provisions of the Credit Agreement; and

                  WHEREAS, Administrative Agent and Requisite Lenders have agreed to amend certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.        AMENDMENTS TO CREDIT AGREEMENT

         Upon satisfaction of the conditions set forth in Section III.A. herein, the Credit Agreement shall be amended as follows in this Section I:

         A. AMENDMENTS TO SECTION 1: DEFINITIONS.

                  (A) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

                  "'ASSET COVERAGE RATIO' means the ratio as at any date of determination of (i) the product of (a) the Consolidated Inventory as of such date multiplied by (b) 0.55 to (ii) the result of (a) Consolidated Senior Indebtedness as of such date minus, (b) the amount, if any, of Cash and Cash Equivalents on hand (other than Restricted
         Cash) of Parent and its Subsidiaries on a consolidated basis as of such date."

                  "'CONSOLIDATED INVENTORY' means, as at any date of determination, the aggregate book value of inventory of Parent and its Subsidiaries as reflected on Parent's financial statements as of such date, determined on a consolidated basis in accordance with GAAP, that is not subject to any Lien."

                  "'CONSOLIDATED SENIOR INDEBTEDNESS' means, as at any date of determination, Consolidated Total Debt other than Subordinated Indebtedness incurred pursuant to Section 6.1(c) and any Indebtedness under any New Debt Securities which are subordinated in right of payment to the Obligations, determined on a consolidated basis in accordance with GAAP."

                  "'FISCAL MONTH' means a fiscal month of any Fiscal Year."

                  "'NEW DEBT SECURITIES' means any unsecured debt Securities issued by Parent, in an aggregate principal amount not to exceed $300,000,000, pursuant to and in accordance with Section 6.1(q)."

                  "'RESTRICTED CASH' means, as at any date of determination, the amount of Cash and Cash Equivalents of Parent and its Subsidiaries determined on a consolidated basis on such date that is (i) restricted in withdrawal or use by Parent or any such Subsidiary or (ii) subject to any Lien."

                  (B) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "'Applicable Margin' and 'Applicable Commitment Fee Percentage'," "Consolidated Total Debt," "Letter of Credit Sublimit," "Net Debt Issuance Proceeds," "Revolving Credit Commitment" and "Revolving Credit Commitments" in their entirety and substituting therefore the following:

                  "'APPLICABLE MARGIN' means (i) with respect to Term Loans and Revolving Loans that are Eurodollar Rate Loans, 2.25% per annum and
         (ii) with respect to Swing Line Loans, and Term Loans and Revolving Loans that are Base Rate Loans, 1.25% per annum."

                  "'APPLICABLE COMMITMENT FEE PERCENTAGE' means 0.50% per annum."

                  "'CONSOLIDATED TOTAL DEBT' means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness (other than any Indebtedness under Back-to-Back Loans outstanding pursuant to and in accordance with Sections 6.1(n) and 6.1(o)) of Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP."

                  "'LETTER OF CREDIT SUBLIMIT' means the lesser of (i) $150,000,000 and (ii) the aggregate unused amount of the Revolving Credit Commitments then in effect."

                  "'NET DEBT ISSUANCE PROCEEDS' means, an amount equal to (i) any Cash proceeds received by Parent or any of its Subsidiaries from the incurrence of any Indebtedness by Parent or any of its Subsidiaries or the issuance of preferred stock Securities by Parent minus (ii) all underwriting discounts and commissions and other reasonable and customary costs and expenses associated with the issuance or incurrence of such Indebtedness or issuance of preferred stock Securities, including reasonable legal fees and expenses. For purposes of this definition Indebtedness shall not include any Indebtedness permitted to be incurred pursuant to Section 6.1 (other than Indebtedness incurred pursuant to Section 6.1(q))."

                  "'REVOLVING CREDIT COMMITMENT' means the commitment of a Lender to make or otherwise fund any Credit Extension (other than any Term Loan). The amount of each Lender's Revolving Credit Commitment, if any, is set forth on Appendix B or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof; 'REVOLVING CREDIT COMMITMENTS' means the Revolving Credit Commitments of all Lenders in the aggregate. The aggregate amount of the Revolving Credit Commitments is $150,000,000."

         B. AMENDMENTS TO SECTION 2: LOANS AND LETTERS OF CREDIT.

                (A) Section 2.14(c) of the Credit Agreement is hereby amended by deleting Section 2.14(c) in its entirety and replacing it with the following:

                           "(c) Issuance of Debt. If as of any date, Parent or any of its Subsidiaries shall have (i) received Aggregate Net Debt Issuance Proceeds in excess of $25,000,000 in any Fiscal Year (other than any Net Debt Issuance Proceeds received from any Indebtedness permitted to be incurred pursuant to Section 6.1(q)), Company shall, no later than the third Business Day following the date of receipt of such proceeds exceeding such amount, prepay the Term Loans as set forth in
         Section 2.15(b) in an aggregate amount equal to 100% of such excess and/or (ii) received Net Debt Issuance Proceeds pursuant to the incurrence of Indebtedness permitted under Section 6.1(q), Company shall no later than the third Business Day following the date of receipt of such proceeds, prepay the Term Loans as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such Net Debt Issuance Proceeds. Notwithstanding anything to the contrary, Section 2.14(c)(i) shall not be applicable after the date on which Parent has received an Investment Grade Status rating."

         C. AMENDMENTS TO SECTION 3: CONDITIONS PRECEDENT.

                (A) Section 3.2(iv) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (iv) thereof.

                (B) Section 3.2(v) of the Credit Agreement is hereby amended by deleting "." at the conclusion thereof and replacing it with "; and" at the conclusion thereof.

                (C) Section 3.2 of the Credit Agreement is hereby amended by adding the following clause (vi) at the conclusion thereof as follows:

         "(vi) as of such Credit Date, the ratio of (i) the product of (a) Consolidated Inventory as of the last day of the most recently completed Fiscal Month ending at least 25 days prior to such Credit Date multiplied by (b) 0.55 to (ii) the result of (a) Consolidated Senior Indebtedness as of such Credit Date after giving effect to the Credit Extensions made on such Credit Date minus, (b) the amount, if any, of Cash and Cash Equivalents on hand (other than Restricted Cash) of Parent and its Subsidiaries on a consolidated basis as of the last day of the most recently completed Fiscal Month ending at least 25 days prior to such Credit Date, shall not be less than 1.00:1.00."


         D. AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS.

                (A) Section 5.1(c) of the Credit Agreement is hereby amended by deleting Section 5.1(c) in its entirety and replacing it with the following:

                           "(c) Compliance Certificate. (i) Together with each delivery of financial statements of Parent and its Subsidiaries pursuant to Sections 5.1(a) and 5.1(b), a duly executed and completed Compliance Certificate which shall also set forth in reasonable detail, calculations demonstrating compliance with the Asset Coverage Ratio covenant set forth in Section 6.6(f); and (ii) as soon as available, and in any event within 45 days after the end of the Fiscal Year ending January 31, 2004, a certificate of the chief financial officer of Company and Parent setting forth reasonably detailed calculations demonstrating compliance with the Fixed Charge Coverage Ratio covenant set forth in Section 6.6(a) for the then most recently completed Fiscal Quarter;"

         E. AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

                (A) Section 6.1(o) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (o) thereof.

                (B) Section 6.1(p) of the Credit Agreement is hereby amended by deleting "." at the conclusion thereof and replacing it with "; and" at the conclusion thereof.

                (C) Section 6.1 of the Credit Agreement is hereby amended by adding the following clause (q) to the conclusion thereof as follows:

                  "(q) unsecured Indebtedness of Parent and its Subsidiaries under any New Debt Securities; provided, that (i) the aggregate principal amount of Indebtedness with respect to any New Debt Securities incurred pursuant to this Section 6.1(q) shall not exceed $300,000,000, (ii) such Indebtedness shall have a maturity date no earlier than one year after April 17, 2005, (iii) such Indebtedness shall not provide for any scheduled payment or mandatory prepayment of principal earlier than one year after April 17, 2005, (iv) the interest rate and other terms of such Indebtedness shall be reasonably acceptable to Administrative Agent and Syndication Agent, and (v) immediately prior to and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, provided further, that, until the payment in full of all amounts owed hereunder with respect to the Term Loans, the Net Debt Issuance Proceeds of such Indebtedness shall be applied to repay the Term Loans outstanding hereunder in accordance with Section 2.15(b) of this Agreement."




                (D) Section 6.6(a) of the Credit Agreement is hereby amended by deleting Section 6.6(a) in its entirety and replacing it with the following:

                           "(a) Minimum Fixed Charge Coverage Ratio. Parent shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter (which last day occurs in any period set forth below), beginning with the Fiscal Quarter ending April 29, 2000, to be less than the correlative ratio indicated:


                ----------------------------- ----------------------
                       FISCAL QUARTER             FIXED CHARGE
                                                 COVERAGE RATIO
               ----------------------------- ----------------------
               ----------------------------- ----------------------
                   April 29, 2000 -                  1.75:1.00
                   November 3, 2001
               ----------------------------- ----------------------
                   November 4, 2001 -                1.55:1.00
                   February 2, 2002
               ----------------------------- ----------------------
                   February 3, 2002 -                1.50:1.00
                   May 4, 2002
               ----------------------------- ----------------------
                   May 5, 2002 -                     1.55:1.00
                   August 3, 2002
               ----------------------------- ----------------------
                   August 4, 2002 -                  1.65:1.00
                   November 2, 2002
               ----------------------------- ----------------------
                   November 3, 2002 -                1.75:1.00
                   February 1, 2003
               ----------------------------- ----------------------
                   February 2, 2003 -                1.75:1.00
                   May 3, 2003
              ----------------------------- ----------------------
                   May 4, 2003 -                     1.40:1.00
                   August 2, 2003
              ----------------------------- ----------------------
                   August 3, 2003 -                  1.30:1.00
                   November 1, 2003
              ----------------------------- ----------------------
                   November 2, 2003                  1.75:1.00
                   and thereafter
              ----------------------------- ----------------------

        (E) Section 6.6(b) of the Credit Agreement is hereby amended by deleting
Section 6.6(b) in its entirety and replacing it with the following:

                  "(B) Maximum Leverage Ratio. Parent shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter (which last day occurs in any period set forth below), beginning with the Fiscal Quarter ending April 29, 2000, to exceed the correlative ratio indicated:

                ----------------------------- ----------------------
                        FISCAL QUARTER            LEVERAGE RATIO
                ----------------------------- ----------------------
                ----------------------------- ----------------------
                        April 29, 2000 -            2.00:1.00
                        May 3, 2003
                ----------------------------- ----------------------
                        May 4, 2003 -               2.50:1.00
                        November 1, 2003
                ----------------------------- ----------------------
                        November 2, 2003            2.00:1.00
                        and thereafter
                ----------------------------- ----------------------


        (F) Section 6.6 of the Credit Agreement is hereby amended by adding the following clause (f) at the conclusion thereof as follows:

                  "(f) Asset Coverage Ratio. Parent shall not permit the Asset Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending August 2, 2003, to be less than the ratio of 1.00:1.00.

         F. AMENDMENT TO SECTION 10:  MISCELLANEOUS.

                (A) Section 10.17 of the Credit Agreement is hereby amended by adding the following at the conclusion thereof:

         "Notwithstanding anything to the contrary set forth herein, each party (and each of their respective employees, representatives or other agents) may disclose to any and all persons, without limitations of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable the parties hereto, their respective Affiliates, and their and their respective Affiliates' directors and employees to comply with applicable securities laws. For this purpose, "tax structure" means any facts relevant to the federal income tax treatment of the transactions contemplated by this Agreement but does not include information relating to the identity of any of the parties hereto or any of their respective affiliates."

         G. AMENDMENTS TO APPENDIX B: REVOLVING CREDIT COMMITMENTS.

                (A) Appendix B to the Credit Agreement is hereby replaced by Appendix B attached hereto.

        H. AMENDMENT TO EXHIBIT C: COMPLIANCE CERTIFICATE.

                (A) Item 13 of Annex A to the Compliance Certificate is hereby amended by deleting the reference to "Required: 1.75:1.00" therein and inserting "Required: [_.__]:1.00" therefor.

                (B) Item 14 of Annex A to the Compliance Certificate is hereby amended by deleting the reference to "Required: 2.00:1.00" therein and inserting "Required: [_.__]:1.00" therefor.


SECTION II.       CONTINGENT TERM LOAN PAYDOWN AMENDMENTS TO CREDIT AGREEMENT

         Upon satisfaction of the conditions set forth in Section III.B. herein, the Credit Agreement shall be amended as follows in this Section II:

         A. AMENDMENTS TO SECTION 1: DEFINITIONS.

                (A) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin," "Applicable Commitment Fee Percentage" and "Fixed Charge Coverage Ratio" in their entirety and substituting therefore the following:

                "'APPLICABLE MARGIN' and 'APPLICABLE COMMITMENT FEE PERCENTAGE' means (i) with respect to Revolving Loans that are Eurodollar Rate Loans and the Applicable Commitment Fee Percentage, a percentage, per annum, determined by reference to the Leverage Ratio then in effect from time to time as set forth below:

----------------------- ----------------------------- --------------------------

       LEVERAGE              APPLICABLE MARGIN                APPLICABLE
        RATIO               FOR REVOLVING LOANS        COMMITMENT FEE PERCENTAGE
----------------------- ----------------------------- --------------------------
----------------------- ----------------------------- --------------------------

     > 2.25:1.00                   2.50%                         0.50%
     -
----------------------- ----------------------------- --------------------------
     < 2.25:1.00                   2.25%                         0.50%
     > 1.75:1.00
     -
----------------------- ----------------------------- --------------------------

     < 1.75:1.00                   2.00%                         0.40%
     > 1.25:1.00
     -
----------------------- ----------------------------- --------------------------

     < 1.25:1.00                   1.75%                         0.35%
     > 0.75:1.00
     -
----------------------- ----------------------------- --------------------------

     < 0.75:1.00                   1.50%                         0.25%
----------------------- ----------------------------- --------------------------
         and (ii) with respect to Swing Line Loans, and Revolving Loans that are Base Rate Loans, a percentage per annum equal to (a) the Applicable Margin for Eurodollar Rate Loans as set forth in clause (i) above, as applicable, minus (b) 1.00% per annum. No change in the Applicable Margin or the Applicable Commitment Fee Percentage shall be effective until three (3) Business Days after the date on which Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 5.1(c) calculating the Leverage Ratio. At any time Company has not submitted to Administrative Agent the applicable information as and when required under Section 5.1(c), the Applicable Margin and the Applicable Commitment Fee Percentage shall be determined as if the Leverage Ratio were in excess of 2.25:1.00. Within one (1) Business Day of receipt of the applicable information as and when required under Section 5.1(c), Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Margin and the Applicable Commitment Fee Percentage in effect from such date."

                  "'FIXED CHARGE COVERAGE RATIO' means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDAR for the four-Fiscal Quarter Period then ending, to (ii) Consolidated Fixed Charges for such four-Fiscal Quarter Period."

         B. AMENDMENTS TO SECTION 3: CONDITIONS PRECEDENT.

                (A) Section 3.2(vi) of the Credit Agreement is hereby amended by deleting Section 3.2(vi) in its entirety and replacing it with the following:

                  "(vi) as of such Credit Date, the ratio of (i) the product of
         (a) Consolidated Inventory as of the last day of the most recently completed Fiscal Month ending at least 25 days prior to such Credit Date multiplied by (b) in the case of any Credit Date occurring (y) during the first Fiscal Quarter of any Fiscal Year other than on the last day of any such first Fiscal Quarter in any Fiscal Year, 0.65, and
         (z) at any other time, 0.55 to (ii) the result of (a) Consolidated Senior Indebtedness as of such Credit Date after giving effect to the Credit Extensions made on such Credit Date minus, (b) the amount, if any, of Cash and Cash Equivalents on hand (other than Restricted Cash) of Parent and its Subsidiaries on a consolidated basis as of the last day of the most recently completed Fiscal Month ending at least 25 days prior to such Credit Date, shall not be less than 1.00:1.00."

         C. AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

                (A) Section 6.4(a)(v) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause 6.4(a)(v) thereof.

                (B) Section 6.4(a)(vi) of the Credit Agreement is hereby amended by deleting "." at the conclusion thereof and replacing it with "; and " at the conclusion thereof.

                (C) Section 6.4(a) of the Credit Agreement is hereby amended by adding the following clause (vii) to the conclusion thereof as follows:

                  "(vii) After the prior payment in full of all amounts owed hereunder with respect to the Term Loans, Parent shall be permitted to repurchase its shares of Parent Common Stock with the Net Debt Issuance Proceeds received from the issuance of Indebtedness incurred pursuant to Section 6.1(q); provided, that immediately prior to and after giving effect to such repurchase no Default or Event of Default shall have occurred and be continuing; provided further, that such repurchases shall not in the aggregate exceed $50,000,000."

                (D) Section 6.5(j) of the Credit Agreement is hereby amended by deleting Section 6.5(j) in its entirety and replacing it with the following:

                  "(j) other Investments, provided that the aggregate amount of such Investments, together with the aggregate amount of all Investments made in accordance with Section 6.5(l), in each case made after the Closing Date through the date of determination, shall not exceed at any time in any Fiscal Year the corresponding amount set forth below opposite such Fiscal Year:

                ----------------------------- ----------------------
                         FISCAL YEAR             INVESTMENT AMOUNT
                ----------------------------- ----------------------
                ----------------------------- ----------------------
                     Fiscal Year ending           $75,000,000
                     February 3, 2001
               ----------------------------- ----------------------
                     Fiscal Year ending           $40,000,000
                     February 2, 2002
               ----------------------------- ----------------------
                     Fiscal Year ending           $70,000,000
                     February 1, 2003
               ----------------------------- ----------------------
                     Fiscal Year ending          $100,000,000
                     January 31, 2004
              ----------------------------- ----------------------
                     Fiscal Year ending          $135,000,000
                     January 29, 2005
              ----------------------------- ----------------------
                     Thereafter                  $150,000,000
              ----------------------------- ----------------------

                (E) Section 6.6(a) of the Credit Agreement is hereby amended by deleting Section 6.6(a) in its entirety and replacing it with the following:

                           "(a) Minimum Fixed Charge Coverage Ratio. Parent shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter (which last day occurs in any period set forth below), beginning with the Fiscal Quarter ending April 29, 2000, to be less than the correlative ratio indicated:

              ----------------------------- ----------------------
                    FISCAL QUARTER              FIXED CHARGE
                                               COVERAGE RATIO
              ----------------------------- ----------------------
              ----------------------------- ----------------------
                   April 29, 2000 -             1.75:1.00
                   November 3, 2001
              ----------------------------- ----------------------
                   November 4, 2001 -           1.55:1.00
                   February 2, 2002
             ----------------------------- ----------------------
                   February 3, 2002 -           1.50:1.00
                   May 4, 2002
            ----------------------------- ----------------------
                   May 5, 2002 -                1.55:1.00
                   August 3, 2002
           ----------------------------- ----------------------
                   August 4, 2002 -             1.65:1.00
                   November 2, 2002
           ----------------------------- ----------------------
                   November 3, 2002 -           1.75:1.00
                   May 3, 2003
           ----------------------------- ----------------------
                   May 4, 2003 -                1.40:1.00
                   August 2, 2003
           ----------------------------- ----------------------
                   August 3, 2003 -             1.30:1.00
                   May 1, 2004
           ----------------------------- ----------------------
                   May 2, 2004                  1.40:1.00
                   and thereafter
           ----------------------------- ----------------------

                (F) Section 6.6(b) of the Credit Agreement is hereby amended by deleting Section 6.6(b) in its entirety and replacing it with the following:

                  "(b) Maximum Leverage Ratio. Parent shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter (which last day occurs in any period set forth below), beginning with the Fiscal Quarter ending April 29, 2000, to exceed the correlative ratio indicated:

           ----------------------------- ----------------------
                  FISCAL QUARTER            LEVERAGE RATIO
           ----------------------------- ----------------------
           ----------------------------- ----------------------
                April 29, 2000 -              2.00:1.00
                August 2, 2003
           ----------------------------- ----------------------

                August 3, 2003                2.75:1.00
                and thereafter
          ----------------------------- ----------------------

SECTION III.      CONDITIONS PRECEDENT TO EFFECTIVENESS

        A. The effectiveness of the amendments set forth in Section I hereof are subject to the satisfaction, or waiver by Requisite Lenders, of the following conditions on or before the date hereof (the "SECOND AMENDMENT CLOSING DATE"):

                (A) Company, Parent, other Credit Parties and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent.

                (B) Administrative Agent shall have received a certificate from an officer of Company and Parent stating that as of the Second Amendment Closing Date, the representations and warranties contained in Section IV herein and in the other Credit Documents are true, correct and complete in all respects on and as of the Second Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all respects on and as of such earlier date.

                (C) Administrative Agent shall have received a certificate from an officer of Company and Parent stating that as of the Second Amendment Closing Date, no event has occurred and is continuing that would constitute an Event of Default or a Default.

                (D) Administrative Agent shall have received, for distribution to all Lenders executing this Amendment, an amendment fee equal to 0.125% of such Lender's Term Loans and Revolving Credit Commitment (after giving effect to the reduction of the Revolving Credit Commitments as set forth herein) as of the date hereof.

                (E) Company shall have paid all fees and other amounts due and payable on or prior to the Second Amendment Closing Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

                (F) Administrative Agent shall have received, for each Lender, originally executed copies of one or more favorable written opinions of (i) Wachtell Lipton Rosen & Katz, special counsel for Company, Parent and each Subsidiary Guarantor, (ii) Michael Massey, Esq., in-house counsel for Company, Parent and each Subsidiary Guarantor and (iii) Kummer, Kempf, Bonner & Renshaw, special Nevada counsel for Company, each dated the Second Amendment Closing Date, in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent.

                (G) Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as Administrative Agent or Lenders may reasonably request.

        B. The effectiveness of the amendments set forth in Section II hereof are subject to the satisfaction, or waiver by Requisite Lenders, of the following conditions (the "CONTINGENT TERM LOAN PAYDOWN AMENDMENT CLOSING DATE"):

                (A) The conditions to effectiveness of the amendments set forth in Section I hereof shall have been satisfied or waived by the Requisite Lenders on or before the Contingent Term Loan Paydown Amendment Closing Date.

                (B) The entire outstanding principal amount of the Term Loans, and all amounts owed under the Credit Agreement with respect thereto, shall have been repaid in full.

                (C) Administrative Agent shall have received a certificate from an officer of Company and Parent stating that as of the Contingent Term Loan Paydown Amendment Closing Date, the representations and warranties contained in
Section IV herein and in the other Credit Documents are true, correct and complete in all respects on and as of the Contingent Term Loan Paydown Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all respects on and as of such earlier date.

                (D) Administrative Agent shall have received a certificate from an officer of Company and Parent stating that as of the Contingent Term Loan Paydown Amendment Closing Date, no event has occurred and is continuing that would constitute an Event of Default or a Default.

                (E) Company shall have paid all fees and other amounts due and payable on or prior to the Contingent Term Loan Paydown Amendment Closing Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Company hereunder or under any other Credit Document.

                (F) Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as Administrative Agent or Lenders may reasonably request.

SECTION IV.       REPRESENTATIONS AND WARRANTIES

        A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents.

        B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement and the other Credit Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

        C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit

Documents do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in this clause (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Second Amendment Closing Date or Contingent Term Loan Paydown Amendment Closing Date, as applicable.

        D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

        E. BINDING OBLIGATION. This Amendment and the Credit Agreement have been duly executed and delivered by each Credit Party and each constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. The representations and warranties contained in the Credit Documents are and will be true, correct and complete in all material respects on and as of the Second Amendment Closing Date or the Contingent Term Loan Paydown Amendment Closing Date, as applicable, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V.        ACKNOWLEDGMENT AND CONSENT

                  Each of Parent and each wholly-owned Domestic Subsidiary of Parent (other than Company) has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral (as defined in the Collateral Documents) to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Parent and each wholly-owned Domestic Subsidiary of Parent who has guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to Collateral Agent, and grants to Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Closing Date or the Contingent Term Loan Paydown Amendment Closing Date, as applicable, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION VI.       MISCELLANEOUS

        A. BINDING EFFECT. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

        B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        C. REFERENCE TO CREDIT AGREEMENT. On and after the Second Amendment Closing Date or the Contingent Term Loan Paydown Amendment Closing Date, as applicable, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

        D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

        E. EXECUTION. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

        F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

        G. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        H. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                                                    EXHIBIT 99.2
                                                                    ------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY                                      PAYLESS SHOESOURCE FINANCE, INC.


                                             By:  /s/ Ullrich E. Porzig
                                                  --------------------------
                                             Name:  Ullrich E. Porzig
                                             Title: President


CREDIT SUPPORT PARTIES                       PAYLESS SHOESOURCE, INC. (DE)


                                             By:  /s/ Ullrich E. Porzig
                                                  --------------------------
                                             Name:  Ullrich E. Porzig
                                             Title: Senior Vice President -
                                                    Chief Financial
                                                    Officer and Treasurer

                                             DYELIGHTS INC.


                                             By: /s/ Ronald A. Cooperman
                                                 ---------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer


                                             PSS DELAWARE COMPANY 2, INC.


                                             By: /s/ Ronald A. Cooperman
                                                 ---------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer


                                             PSS DELAWARE COMPANY 3, INC.


                                             By:  /s/ Ronald A. Cooperman
                                                  --------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer

                                             PSS DELAWARE COMPANY 4, INC.


                                             By: /s/ Ronald A. Cooperman
                                                 ---------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer


                                             PAYLESS SHOESOURCE, INC. (MO)


                                             By: /s/ Ullrich E. Porzig
                                                 ---------------------------
                                             Name:  Ullrich E. Porzig
                                             Title: Senior Vice President -
                                                       Chief Financial
                                                       Officer and Treasurer

                                             PAYLESS SHOESOURCE GOLD VALUE, INC.


                                             By: /s/ Ullrich E. Porzig
                                                 ---------------------------
                                             Name:  Ullrich E. Porzig
                                             Title: President


                                             SHOE SOURCING, INC.


                                             By: /s/ Ronald A. Cooperman
                                                 ---------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer

                                             PAYLESS PURCHASING SERVICES, INC.


                                             By: /s/ Ullrich E. Porzig
                                                 ---------------------------
                                             Name:  Ullrich E. Porzig
                                             Title: President


                                             EASTBOROUGH, INC.


                                             By: /s/ Ronald A. Cooperman
                                                 -------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer


                                             PAYLESS SHOESOURCE WORLDWIDE, INC.


                                             By:  /s/ Ullrich E. Porzig
                                                  --------------------------
                                             Name:  Ullrich E. Porzig
                                             Title: Senior Vice President -
                                                    Chief Financial
                                                    Officer and Treasurer

                                             PSS LABOR LEASING, INC.


                                             By:   /s/ Ronald A. Cooperman
                                                   -------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer


                                             PSS INVESTMENT I, INC.


                                             By:   /s/ Ronald A. Cooperman
                                                   -------------------------
                                             Name:  Ronald A. Cooperman
                                             Title: Treasurer

                                          PSS INVESTMENT III, INC.


                                          By: /s/ Ronald A. Cooperman
                                              ---------------------------
                                              Name:  Ronald A. Cooperman
                                              Title: Treasurer


                                          PAYLESS SHOESOURCE DISTRIBUTION, INC.


                                          By: /s/ Ronald A. Cooperman
                                              ---------------------------
                                              Name:  Ronald A. Cooperman
                                              Title: Treasurer


                                          PAYLESS SHOESOURCE MERCHANDISING, INC.


                                          By: /s/ Ronald A. Cooperman
        `                                     ---------------------------
                                              Name:  Ronald A. Cooperman
                                              Title: Treasurer


                                          PSS CANADA, INC.


                                          By: /s/ Ronald A. Cooperman
                                              --------------------------
                                              Name:  Ronald A. Cooperman
                                              Title: Treasurer

ADMINISTRATIVE AGENT
AND A LENDER                                       BANK ONE, NA


                                                   By: /s/ Steven P. Sullivan
                                                       -------------------------
                                                   Name:  Steven P. Sullivan
                                                   Title: Director

SOLE SYNDICATION AGENT,
SOLE LEAD ARRANGER,
AND A LENDER                               GOLDMAN SACHS CREDIT PARTNERS L.P.,


                                              By: /s/ Elizabeth Fischer
                                                  ------------------------------
                                              Name:  Elizabeth Fischer
                                              Title: Authorized Signatory

DOCUMENTATION AGENT
AND A LENDER                                 WACHOVIA BANK, NATIONAL ASSOCIATION


                                               By: /s/ Tom Harper
                                                   -----------------------------
                                               Name:  Tom Harper
                                               Title: Senior Vice President

                                                        SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                                          To approve the Second Amendment:

                                          Name of Institution:

                                          The Bank of New York
                                          --------------------


                                          By: /s/  Lucille Madden
                                             ------------------------
                                          Name:  Lucille Madden
                                          Title: Vice President

                                                        SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                                       To approve the Second Amendment:

                                       Name of Institution:

                                       Fleet National Bank
                                       ------------------------------


                                       By: /s/  Bethann R. Halligan
                                           --------------------------
                                       Name:  Bethann R. Halligan
                                       Title: Managing Director

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                                         To approve the Second Amendment:

                                         Name of Institution:

                                         HSBC Bank USA
                                         -----------------------------


                                         By: /s/ Cynthia K. Neison
                                         -----------------------------
                                         Name:  Cynthia K. Neison
                                         Title: First Vice President

                                                        SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                                     To approve the Second Amendment:

                                     Name of Institution:

                                     Wells Fargo Bank, N.A.
                                     ---------------------------------


                                     By: /s/ Tammy R. Sturgis
                                        ------------------------------
                                     Name:  Tammy R. Sturgis
                                     Title: Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              ABN AMRO Bank N.V.
                              ---------------------------------


                              By: /s/  Terrence J. Ward
                                 -------------------------------
                              Name:  Terrence J. Ward
                              Title: Senior Vice President

                              By: /s/  Peter J. Hallan
                                 --------------------------------
                              Name:  Peter J. Hallan
                              Title: Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Mizuho Corporate Bank, Ltd.
                              ---------------------------------------


                              By: /s/ Greg Botshan
                                  ------------------------------------
                              Name:  Greg Botshan
                              Title: Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Royal Bank of Canada
                              --------------------------------------


                              By: /s/ Sheryl L. Greenberg
                                  ----------------------------------
                              Name:  Sheryl L. Greenberg
                              Title: Senior Manager

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Union Bank of California, N.A.
                              --------------------------------------------


                              By: /s/  Theresa L. Rocha
                                  ---------------------------------------
                              Name:  Theresa L. Rocha
                              Title: Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                               To approve the Second Amendment:

                               Name of Institution:

                               U.S. Bank, National Association
                               -------------------------------------------


                               By: /s/ John P. Mills
                                   ----------------------------------------
                               Name:  John P. Mills
                               Title: Vice President

                                                        SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Citizens Bank of Massachusetts
                              -------------------------------------------


                              By: /s/ John E. Lucas
                                  ----------------------------------------
                              Name:  John E. Lucas
                              Title: Vice President

                                                        SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              IKB Capital Corporation
                              ----------------------------

                              By: /s/ Wolfgang Boeker
                                  --------------------------
                                 Name:  Wolfgang Boeker
                                 Title: Senior Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Banco Popular de Puerto Rico, New York Branch
                              ---------------------------------------------

                              By: /s/ Hector J. Gonzalez
                                  -------------------------
                                  Name:  Hector J. Gonzalez
                                  Title: Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Bank of Hawaii
                              --------------------------

                              By: /s/ Arnold D. Martines
                                  -------------------------
                                  Name:  Arnold D. Martines
                                  Title: Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Chang Hwa Commercial Bank, Ltd., New York Branch
                              --------------------------------------------------

                              By:  /s/ Ming-Hsien Lin
                                   ------------------------
                              Name:  Ming-Hsien Lin
                              Title: SVP & General Manager

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              The Mitsubishi Trust and Banking Corporation
                              -----------------------------------------------

                              By:   /s/ Ryo Magome
                                    ------------------
                                    Name:  Ryo Magome
                                    Title: Senior Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              UMB Bank, n.a.
                              -----------------------------

                              By: /s/ Robert P. Elbert
                                  ------------------------
                                  Name:  Robert P. Elbert
                                  Title: Senior Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              RZB Finance, LLC
                              -------------------


                              By: /s/ Dieter Beintrexler
                                  ----------------------------
                                  Name:  Dieter Beintrexler
                                  Title: President

                              By: /s/ John A. Valiska
                                  -------------------------
                                  Name:  John A. Valiska
                                  Title: Group Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Hibernia National Bank
                              -------------------------

                              By: /s/ Connie Disbrow
                                  ----------------------
                                  Name:  Connie Disbrow
                                  Title: Relationship Manager

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Commerce Bank, N.A.
                              -----------------------


                              By: /s/ Dennis R. Block
                                  -----------------------
                                  Name:  Dennis R. Block
                                  Title: Senior Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Banco Espirito Santo, S.A.
                              -------------------------------


                              By: /s/ Terry R. Hull
                                  -----------------------
                                  Name:  Terry R. Hull
                                  Title: Senior Vice President

                              By: /s/ Andrew M. Green
                                  -------------------------
                                  Name:  Andrew M. Green
                                  Title: Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              Bank of Canton of California
                              (Now a Part of United Commercial Bank)
                              -----------------------------------------

                              By:   /s/ Ben C. Hom
                                    --------------------
                                    Name:  Ben C. Hom
                                    Title: Credit Administration Manager

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              East West Bank
                              ---------------------

                             By: /s/ Nancy A. Moore
                                 ---------------------
                                 Name:  Nancy A. Moore
                                 Title: Senior Vice President

                                                         SECOND AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the Second Amendment:

                              Name of Institution:

                              United World Chinese Commercial Bank
                              --------------------------------------

                              By:   /s/ Grace Chou
                                    ----------------
                                    Name:  Grace Chou
                                    Title: VP & Deputy General Manager

                                                                      APPENDIX B
                                                TO CREDIT AND GUARANTY AGREEMENT

                          Revolving Credit Commitments



------------------------------------------------ ------------------------------------------ ------------------------
                    Lender                              Revolving Credit Commitment             Pro Rata Share
------------------------------------------------ ------------------------------------------ ------------------------
------------------------------------------------ ------------------------------------------ ------------------------
Wachovia Bank, National Association                             $12,500,000                          8.33%
------------------------------------------------ ------------------------------------------ ------------------------
Bank One, NA                                                    $11,396,028                          7.60%
------------------------------------------------ ------------------------------------------ ------------------------
The Bank of New York                                            $11,250,000                          7.50%
------------------------------------------------ ------------------------------------------ ------------------------
Fleet National Bank                                             $11,250,000                          7.50%
------------------------------------------------ ------------------------------------------ ------------------------
HSBC Bank USA                                                   $10,000,000                          6.67%
------------------------------------------------ ------------------------------------------ ------------------------
Wells Fargo Bank, N.A.                                          $7,500,000                           5.00%
------------------------------------------------ ------------------------------------------ ------------------------
ABN AMRO Bank N.V.                                              $6,250,000                           4.17%
------------------------------------------------ ------------------------------------------ ------------------------
Mizuho Corporate Bank                                           $6,250,000                           4.17%
------------------------------------------------ ------------------------------------------ ------------------------
Royal Bank of Canada                                            $6,250,000                           4.17%
------------------------------------------------ ------------------------------------------ ------------------------
Union Bank of California, N.A.                                  $6,250,000                           4.17%
------------------------------------------------ ------------------------------------------ ------------------------
US Bank, National Association                                   $6,250,000                           4.17%
------------------------------------------------ ------------------------------------------ ------------------------
Citizens Bank of Massachusetts                                  $5,000,000                           3.33%
------------------------------------------------ ------------------------------------------ ------------------------
IKB Capital Corporation                                         $5,000,000                           3.33%
------------------------------------------------ ------------------------------------------ ------------------------
Banco Popular de Puerto Rico                                    $3,750,000                           2.50%
------------------------------------------------ ------------------------------------------ ------------------------
Bank of Hawaii                                                  $3,750,000                           2.50%
------------------------------------------------ ------------------------------------------ ------------------------
Chang Hwa Commercial Bank, Ltd., New York                       $3,750,000                           2.50%
Branch
------------------------------------------------ ------------------------------------------ ------------------------
Hua Nan Commercial Bank                                         $3,750,000                           2.50%
------------------------------------------------ ------------------------------------------ ------------------------
The Mitsubishi Trust and Banking Corporation                    $3,750,000                           2.50%
------------------------------------------------ ------------------------------------------ ------------------------
UMB Bank, n.a.                                                  $3,750,000                           2.50%
------------------------------------------------ ------------------------------------------ ------------------------
Sumitomo Mitsui Bank                                            $3,307,692                           2.21%
------------------------------------------------ ------------------------------------------ ------------------------


------------------------------------------------ ------------------------------------------ ------------------------
Goldman Sachs Credit Partners L.P.                              $3,125,000                           2.08%
------------------------------------------------ ------------------------------------------ ------------------------
RZB Finance, LLC                                                $2,500,000                           1.67%
------------------------------------------------ ------------------------------------------ ------------------------
Hibernia National Bank                                          $2,353,972                           1.57%
------------------------------------------------ ------------------------------------------ ------------------------
Commerce Bank, N.A.                                             $1,875,000                           1.25%
------------------------------------------------ ------------------------------------------ ------------------------
Bank of East Asia                                               $1,500,000                           1.00%
------------------------------------------------ ------------------------------------------ ------------------------
International Commerce Bank                                     $1,442,308                           0.96%
------------------------------------------------ ------------------------------------------ ------------------------
Banco Espirito Santo, S.A.                                      $1,250,000                           0.83%
------------------------------------------------ ------------------------------------------ ------------------------
Bank of Canton of California (A Part of United                  $1,250,000                           0.83%
Commercial Bank)
------------------------------------------------ ------------------------------------------ ------------------------
East West Bank                                                  $1,250,000                           0.83%
------------------------------------------------ ------------------------------------------ ------------------------
Land Bank of Taiwan                                             $1,250,000                           0.83%
------------------------------------------------ ------------------------------------------ ------------------------
United World Chinese Commercial Bank                            $1,250,000                           0.83%
------------------------------------------------ ------------------------------------------ ------------------------
TOTAL                                                          $150,000,000                          100%
------------------------------------------------ ------------------------------------------ ------------------------
